Exhibit 99.1

FIRST UNITED’S BOARD OF DIRECTORS CONCLUDES LATEST STRATEGIC REVIEW AND CONFIRMS STRATEGY

Over the Past Eight Months First United Has Completed Three Strategic Review Processes with Two Independent Financial Advisors, All with Consistent Results

First United Will Continue Executing its Current Strategy, which Generated 23% Earnings Per Share Growth in 2019 Among Other Strong Financial and Operational Results

OAKLAND, MARYLAND – February 11, 2020: First United Corporation (NASDAQ: FUNC), a bank holding company and the parent company of First United Bank & Trust (the “Company” or “First United”), today announced that its Board of Directors (the “Board”) has concluded its most recent strategic review, the third in the past eight months. All of the reviews were conducted by independent third-party financial advisors at the Board’s request, and the findings were reviewed by all Board members upon completion of each review, taking into account shareholder feedback and in consultation with the Board’s advisors.

The Board’s Annually Engaged Independent Financial Advisor Conducted the First of Three Recent Strategic Reviews

Since 2013, the Board has annually engaged FinPro Capital Advisors, Inc. (the “FinPro”) to review the Company’s current strategy relative to various alternatives that may improve long-term shareholder value. FinPro typically conducts a strategic review over the summer, after the annual meeting of shareholders, as part of the Company’s ongoing strategic planning process.

FinPro conducted its most recent strategic review in July 2019 (the “First Strategic Review”). This review included an analysis of the Company’s current strategy versus various strategic alternatives available to the Company, including a potential sale. In accordance with its fiduciary duties and with the help of its independent advisors, the Board thoroughly considered the results of the First Strategic Review, as well as shareholder input, and unanimously determined that continuing to execute on the Company’s current strategy of remaining independent was in the shareholders’ best interst.

After Incorporating Additional Shareholder Feedback, the Board Subsequently Engaged a Second Independent Financial Advisor to Conduct Additional Strategic Reviews

In September 2019, the Board determined to conduct a second strategic review (the “Second Strategic Review”) after incorporating shareholder views about the Company’s standalone plan as opposed to exploring an immediate sale process. To ensure a fresh perspective and impartial analysis, the Board directed a different independent financial advisor, Raymond James & Associates, Inc. (“Raymond James”), to conduct the Second Strategic Review, and did not share the results of the First Strategic Review with Raymond James while it was conducting the Second Strategic Review. After analyzing the results with its independent advisors, the Board again unanimously determined that a sale of First United would not be in the best interest of the Company’s shareholders.

In light of the Company’s strong financial results in 2019, additional input from shareholders, and macro-level changes in economic, industry and financial market conditions, a third strategic review was executed at the beginning of January 2020 and completed at the end of that month (the “Third Strategic Review,” together with the First Strategic Review and the Second Strategic Review, the “Strategic Reviews”). The results of the Third Strategic Review, which was conducted by Raymond James, were consistent with the First Strategic Review and the Second Strategic Review. As a result, the Board again unanimously concluded, while continuing to consider shareholder feedback, that executing on the Company’s current strategy, rather than pursuing a sale, is in the best interests of the Company’s stakeholders.

John W. McCullough, Lead Director of the Board, commented, “The entire Board has been continuously engaged in the Strategic Reviews for the better part of the past eight months so that we can be confident that we are pursuing and effectively executing the strategy that best maximizes the Company’s long-term growth prospects and ability to enhance shareholder value. The Strategic Reviews have included our shareholders’ views and have confirmed that we have the right plan in place, as demonstrated by the Company’s consistent growth across all key financial and operating metrics on a quarterly basis. We also have the right management team in place to oversee our execution of that strategy. The Board will continue to routinely conduct such strategic reviews from time to time, as appropriate and in consultation with its advisors.”

The Board Re-Affirms First United’s Current Growth Strategies and Commitment to Ongoing Shareholder Engagement

First United’s strategy and 2019 results are highlighted in its recent investor presentation that was published in conjunction with its fourth quarter 2019 earnings release. The presentation may be accessed by visiting the Company’s investor relations webpage at http://investors.mybank.com/.

First United will continue to share its growth strategies with shareholders across a range of platforms, including earnings and non-earnings press releases, direct interaction via one-on-one meetings and phone calls, publicly accessible presentations and conference speaking opportunities, the Company’s IR website, and through various Securities & Exchange Commission filings.

ABOUT FIRST UNITED CORPORATION

First United Corporation is the parent company of First United Bank & Trust, a Maryland trust company with commercial banking powers (the “Bank”), and two statutory trusts that were used as financing vehicles. The Bank has four wholly-owned subsidiaries: OakFirst Loan Center, Inc., a West Virginia finance company; OakFirst Loan Center, LLC, a Maryland finance company; First OREO Trust, a Maryland statutory trust that holds and services real estate acquired by the Bank through foreclosure or by deed in lieu of foreclosure; and FUBT OREO I, LLC, a Maryland company that likewise holds and services real estate acquired by the Bank through foreclosure or by deed in lieu of foreclosure. The Bank also owns 99.9% of the limited partnership interests in Liberty Mews Limited Partnership; a Maryland limited partnership formed for the purpose of acquiring, developing and operating low-income housing units in Garrett County, Maryland. The Corporation’s website is www.mybank.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but are statements about management’s beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission entitled “Risk Factors”.

Important Additional Information

First United, its directors and certain of its executive officers will be deemed to be participants in the solicitation of proxies from First United’s shareholders in connection with First United’s 2020 annual meeting of shareholders. First United intends to file a definitive proxy statement and a proxy card with the Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from First United shareholders. SHAREHOLDERS OF FIRST UNITED ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Exhibit 99.2 of First United’s Current Report on Form 8-K filed with the SEC on February 6, 2020 (“Exhibit 99.2”) contains information regarding the direct and indirect interests, by securities holdings or otherwise, of First United’s directors and executive officers in First United’s securities. If the holdings of First United’s securities change from the amounts provided in Exhibit 99.2, such changes will be set forth in SEC filings on Form 3, 4, and 5, which can be found through First United’s website at http://investors.mybank.com/ or through the SEC’s website www.sec.gov. Information can also be found in First United’s other SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2018. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2020 annual meeting of shareholders. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by First United with the SEC at no charge at the SEC’s website www.sec.gov. Copies will also be available at no charge at First United’s website at http://investors.mybank.com/.

Shareholder Contact

Morrow Sodali

Mike Verrechia/Bill Dooley

(800) 662-5200

FirstUnitedCorp@MorrowSodali.com

Media Contact

Prosek Partners

Brian Schaffer

(646) 818-9229

bschaffer@prosek.com

Josh Clarkson

(646) 818-9259

jclarkson@prosek.com